UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    September 9, 2016

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01 Other Events.

As previously disclosed, on August 25, 2016, Commissioner Robert L. Burns, one of five Commissioners on the Arizona Corporation Commission (“ACC”), filed subpoenas in Arizona Public Service Company’s (“APS”) current retail rate proceeding to APS and its parent company, Pinnacle West Capital Corporation (“Pinnacle West”, and together with APS, the “Companies”) for the production of records and information relating to a range of expenditures from 2011 through year-to-date 2016. The subpoenas request information concerning marketing and advertising expenditures, charitable donations, lobby expenses, contributions to 501(c)(3) and (c)(4) nonprofits and political contributions. The subpoenas were issued by Commissioner Burns individually, not by action of the ACC as a whole.
On September 9, 2016, APS filed with the ACC a motion to quash the subpoenas, or alternatively stay APS’ obligations to comply with the subpoenas and decline to decide APS’ motion pending court proceedings. Contemporaneously with the filing of this motion, the Companies filed a complaint for special action and declaratory judgment in the Superior Court of Arizona for Maricopa County, seeking a declaratory judgment that Commissioner Burns’ subpoenas are contrary to law. The Companies also requested that the court issue a preliminary injunction restraining Commissioner Burns from compelling the production of documents and testimony pursuant to the subpoenas.

The grounds for the Companies’ requests to the ACC and the Superior Court include:

•	their First Amendment rights concerning compelled disclosure of protected speech;

•
the lack of relevance, under utility ratemaking principles, of most of the information requested in the subpoenas to their stated purpose of determining whether APS has used ratepayer funds for political, charitable or other expenditures;

•	the extent of authority of an individual commissioner to issue and enforce subpoenas to companies like Pinnacle West that are not themselves regulated utilities; and

•
the stated intention of Commissioner Burns to make public all documents provided by APS under the subpoenas, which APS contends would violate Arizona law regarding the confidentiality of information furnished by regulated utilities to the ACC.

APS states in its legal papers that notwithstanding the Companies’ contest of the subpoenas as described above, APS (as distinct from Pinnacle West) will produce all non-confidential and responsive documents by the requested return date of September 15, 2016. APS will produce any remaining responsive documents that are confidential after an appropriate confidentiality agreement is signed. The Companies cannot predict the outcome of this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: September 12, 2016	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: September 12, 2016	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer